UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2019
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Advanced Energy Industries, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-26966	84-0846841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado	80525
(Address of principal executive offices)	(Zip Code)

(970) 221-4670
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AEIS	NASDAQ Global Select Market

Item 5.07    Submission of Matters to a Vote of Security Holders.
Advanced Energy Industries, Inc. ("Advanced Energy" or the "Company") held its 2019 Annual Meeting of Stockholders on Tuesday, June 4, 2019 to vote on four proposals. The following matters as set forth in the Proxy Statement dated April 15, 2019, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.
1. Election of eight (8) Directors.
The following eight nominees were elected to serve as directors of the Company, with the following votes tabulated:

	For	Withhold	Broker Non-Vote
Frederick A. Ball	33,164,975	750,977	1,876,226
Grant H. Beard	33,622,107	293,845	1,876,226
Tina M. Donikowski	33,614,188	301,764	1,876,226
Ronald C. Foster	33,650,480	265,472	1,876,226
Edward C. Grady	33,148,309	767,643	1,876,226
Thomas M. Rohrs	22,366,354	11,549,598	1,876,226
John A. Roush	33,649,344	266,608	1,876,226
Yuval Wasserman	33,312,835	603,117	1,876,226

Each director has been elected to serve until the 2020 Annual Meeting of Stockholders, or until his or her successor has been elected and qualified or until such director's earlier resignation or removal.

2. Ratification of the appointment of Ernst & Young LLP as Advanced Energy's independent registered public accounting firm for 2019.
The appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2019 was ratified, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
35,683,692	56,856	51,630	—

3. Advisory approval of Advanced Energy's compensation of its named executive officers.
The advisory approval of the compensation of the Company's named executive officers as disclosed in the proxy statement was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
32,813,529	1,035,941	66,482	1,876,226

4. Approval to amend and restate Advanced Energy's Restated Certificate of Incorporation, as amended, to provide stockholders the ability to remove members of the Company's Board of Directors, with or without cause.
The amendment and restatement of Advanced Energy's Restated Certificate of Incorporation, as amended, was approved by a majority of the outstanding shares, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
33,851,171	16,285	48,496	1,876,226

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED ENERGY INDUSTRIES, INC.

/s/ Thomas O. McGimpsey
Date: June 4, 2019	Thomas O. McGimpsey
Executive Vice President, General Counsel, Government Affairs and Corporate Secretary